UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

 (Rule 14a-101)

SCHEDULE 14A INFORMATION

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Midway Gold Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MIDWAY GOLD CORP.

Unit 1 – 15782 Marine Drive
White Rock, British Columbia V4B 1E6

Notice of Annual and Special Meeting of Shareholders

To all Shareholders of Midway Gold Corp.:

You are invited to attend the 2008 Annual and Special Meeting (the “Meeting”) of Shareholders of Midway Gold Corp. (the “Company” or “Midway”) to be held on June 17, 2008 at 2:00 p.m. (Vancouver time) at the Four Seasons Hotel, The Strathcona Room, 791 West Georgia Street, Vancouver, BC V6C 2T4.  The purposes of the Meeting are:

▪

The election of the nominees to the Company’s Board of Directors to serve until the Company’s 2009 Annual Meeting of Shareholders or until successors are duly elected and qualified. The following are nominees for election as Directors:  Alan D. Branham, Brian J. McAlister, Brian Bayley, George T. Hawes, William M. Sheriff and William Lupien;

▪

To ratify the appointment of KPMG LLP as the Company’s auditor for the fiscal year 2008 and to authorize the Board of Directors to fix the remuneration to be paid to KPMG LLP;

▪

To approve the renewal of the Company’s 2008 Stock Option Plan; and

▪

Any other business that may properly come before the Meeting;

The Board of Directors has fixed May 13, 2008 as the record date for the Meeting.  Only shareholders of the Company or record at the close of business on that date will be entitled to notice of, and to vote at, the Meeting.  A list of shareholders as of May 13, 2008 will be available at the Meeting for inspection by any shareholders.

Shareholders will need to register at the Meeting to attend the Meeting.  If your shares are not registered in your name, you will need to bring proof of your ownership of those shares to the meeting in order to register.  You should ask the broker, bank or other institution that holds your shares to provide you with either a copy of an account statement or letter that shows your ownership of Midway Gold Corp. stock as of May 13, 2008.  Please bring that documentation to the Meeting to register.

IMPORTANT

Whether or not you expect to attend the Meeting, please sign and return the enclosed proxy promptly.  If you decide to attend the meeting you may, if you wish, revoke the proxy and vote your shares in person.

By Order of the Board of Directors,

Alan D. Branham, President and Chief Executive Officer

White Rock, British Columbia, Canada

May 13, 2008

MIDWAY GOLD CORP.

Unit 1 – 15782 Marine Drive
White Rock, British Columbia V4B 1E6

Proxy Statement

for

Annual and Special Meeting of Shareholders

To Be Held June 17, 2008

Unless the context requires otherwise, references in this statement to “Midway Gold,” “Midway,” the “Company,” “we,” “us,” or “our” refer to Midway Gold Corp.

The Annual and Special Meeting of Shareholders of Midway Gold Corp. will be held on June 17, 2008 at 2:00 p.m. (Vancouver time) at the Four Seasons Hotel, The Strathcona Room, 791 West Georgia Street, Vancouver, BC V6C 2T4.  We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies for this Meeting.  The Company anticipates that this Proxy Statement and the form of proxy will first be mailed to holders of the Company’s Stock on or about May 22, 2008.

Under our Articles, at least two shareholders who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the Meeting must be present before any action may validly be taken at the Meeting.  If such a quorum is not present in person or by proxy, we will reschedule the Meeting.

The information contained in this Proxy Statement, unless otherwise indicated, is as of May 13, 2008.

The solicitation of proxies will be primarily by mail.  Certain employees or directors of Midway may also solicit proxies by telephone or in person.  The cost of solicitation will be borne by the Company.

PART 1 – VOTING

HOW A VOTE IS PASSED

All of the matters that will come to a vote at the Meeting as described in the attached Notice of Meeting are ordinary resolutions and can be passed by a simple majority – that is, if more than half of the votes that are cast are in favour, then the resolution is approved.

WHO CAN VOTE?

If you are a registered shareholder of Midway as at May 13, 2008, you are entitled to attend at the Meeting and cast a vote for each share registered in your name on all resolutions put before the Meeting.  If the shares are registered in the name of a corporation, a duly authorized officer of the corporation may attend on its behalf but documentation indicating such officer’s authority should be presented at the Meeting.  If you are a registered shareholder but do not wish to, or cannot, attend the Meeting in person you can appoint someone who will attend the Meeting and act as your proxyholder to vote in accordance with your instructions (see “Voting by Proxy”).  If your shares are registered in the name of a “nominee” (usually a bank, trust company, securities dealer or other financial institution) you should refer to the section entitled “Non-registered Shareholders” set out below.

It is important that your shares be represented at the Meeting regardless of the number of shares you hold.  If you will not be attending the Meeting in person, we invite you to complete, date, sign and return your form of proxy as soon as possible so that your shares will be represented.

VOTING BY PROXY

If you do not come to the Meeting, you can still make your votes count by appointing someone who will be there to act as your proxyholder.  You can either tell that person how you want to vote or you can let him or her decide for you.  You can do this by completing a form of proxy accompanying this Proxy Statement.

In order to be valid, you must return the completed form of proxy forty-eight hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof to our Transfer Agent, Computershare Investor Services Inc., 9th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1 or by toll free North American fax number 1-866-249-7775 or by international fax number (416) 263-9524.

What is a proxy?

A form of proxy is a document that authorizes someone to attend the Meeting and cast your votes for you.  We have enclosed a form of proxy with this Proxy Statement.  You should use it to appoint a proxyholder, although you can also use any other legal form of proxy.

Appointing a proxyholder

You can choose any individual to be your proxyholder.  It is not necessary for the person whom you choose to be a shareholder.  To make such an appointment, simply fill in the person’s name in the blank space provided in the enclosed form of proxy.  To vote your shares, your proxyholder must attend the Meeting.  If you do not fill a name in the blank space in the enclosed form of proxy, the persons named in the form of proxy are appointed to act as your proxyholder.  Those persons are directors and/or officers of Midway.

Instructing your proxyholder

You may indicate on your form of proxy how you wish your proxyholder to vote your shares.  To do this, simply mark the appropriate boxes on the form of proxy.  If you do this, your proxyholder must vote your shares in accordance with the instructions you have given.

If you do not give any instructions as to how to vote on a particular issue to be decided at the Meeting, your proxyholder can vote your shares as he or she thinks fit.  If you have appointed the persons designated in the form of proxy as your proxyholder they will, unless you give contrary instructions, vote your shares at the Meeting as follows:

FOR the election of the proposed nominees as directors;

FOR the re-appointment of KPMG LLP as the Company’s auditor for the fiscal year 2008 and to authorize the Board of Directors to fix the remuneration to be paid to KPMG LLP;

FOR the resolution to approve the renewal of the Company’s 2008 Stock Option Plan,

For more information about these matters, see Part 3 - The Business of the Meeting.  The enclosed form of proxy gives the persons named on it the authority to use their discretion in voting on amendments or variations to matters identified on the Notice of Meeting.  At the time of printing this Proxy Statement, the management of Midway is not aware of any other matter to be presented for action at the Meeting.  If, however, other matters do properly come before the Meeting, the persons named on the enclosed form of proxy will vote on them in accordance with their best judgment, pursuant to the discretionary authority conferred by the form of proxy with respect to such matters.

Changing your mind

If you want to revoke your proxy after you have delivered it, you can do so at any time before it is used.  You may do this by (a) attending the Meeting and voting in person; (b) signing a proxy bearing a later date; (c) signing a written statement which indicates, clearly, that you want to revoke your proxy and delivering this signed written statement to the Corporate Office of Midway Gold Corp. at Unit 1 – 15782 Marine Drive, White Rock, BC V4B 1E6; or (d) in any other manner permitted by law.

Your proxy will only be revoked if a revocation is received by 5:00 in the afternoon (Vancouver time) on the last business day before the day of the Meeting, or any adjournment thereof, or delivered to the person presiding at the Meeting before it (or any adjournment) commences.  If you revoke your proxy and do not replace it with another that is deposited with us before the deadline, you can still vote your shares but to do so you must attend the Meeting in person.

NON-REGISTERED SHAREHOLDERS

If your shares are not registered in your own name, they will be held in the name of a “nominee,” usually a bank, trust company, securities dealer or other financial institution and, as such, your nominee will be the entity legally entitled to vote your common shares and must seek your instructions as to how to vote your shares.

Accordingly, unless you have previously informed your nominee that you do not wish to receive material relating to shareholders’ meetings, you will have received this Circular from your nominee, together with a form of proxy or a request for voting instruction form.  If that is the case, it is most important that you comply strictly with the instructions that have been given to you by your nominee on the voting instruction form.  If you have voted and wish to change your voting instructions, you should contact your nominee to discuss whether this is possible and what procedures you must follow.

If your shares are not registered in your own name, Midway’s Transfer Agent will not have a record of your name and, as a result, unless your nominee has appointed you as a proxyholder, will have no knowledge of your entitlement to vote.  If you wish to vote in person at the Meeting, therefore, please insert your own name in the space provided on the form of proxy or voting instruction form that you have received from your nominee.  If you do this, you will be instructing your nominee to appoint you as proxyholder.  Please adhere strictly to the signature and return instructions provided by your nominee.  It is not necessary to complete the form in any other respect, since you will be voting at the Meeting in person.  Please register with the Transfer Agent, Computershare Investor Services Inc., upon arrival at the Meeting.

The Notice of Meeting, this Proxy Statement and a Financial Statements Request Form to receive our Annual Report and financial statements for the fiscal year ended December 31, 2007 are being sent to both registered and non-registered owners of our common shares.  If you are a non-registered owner and we have sent these materials to you directly, your name and address and information about your holdings of common shares of Midway have been obtained in accordance with applicable securities regulatory requirements from the nominee holding the securities on your behalf.  By choosing to send these materials to you directly, Midway (and not your nominee) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions.  Please return your voting instructions as specified in the request for voting instructions form.

PART 2 - VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

Midway has authorized capital of an unlimited number of common shares.  Each shareholder is entitled to one vote for each common share registered in his or her name at the close of business on May 13, 2008, the date fixed by our directors as the record date for determining who is entitled to receive notice of and to vote at the Meeting.

At the close of business on May 13, 2008, 49,916,664 of our common shares were outstanding.  To the knowledge of our directors and officers, there are no persons or companies who or which beneficially own, directly or indirectly, or exercised control or direction over common shares carrying more than 10% of the voting rights attached to all outstanding  common shares.

PART 3 - THE BUSINESS OF THE MEETING

REPORT OF THE DIRECTORS

The Annual Report filed on Form 10K of the Company for the year ended December 31, 2007 may be requested by completing the enclosed Financial Statement Request Form that accompanies this Circular or may be viewed on Midway’s profile on either www.Sedar.com or www.sec.gov.

FINANCIAL STATEMENTS

The audited financial statements of Midway for the year ended December 31, 2007 will be placed before you at the Meeting.  These financial statements may be requested by completing the enclosed Financial Statement Request Form that accompanies this Proxy Statement or may be viewed on Midway’s profile on either www.Sedar.com or www.sec.gov.

PROPOSAL 1 - ELECTION OF DIRECTORS

What am I voting on?

The Board of Directors has nominated six (6) of the current Board members for election at the 2008 Annual Meeting, to hold office until the 2009 Annual Meeting:

▪

Alan D. Branham;

▪

Brian J. McAlister,

▪

Brian Bayley,

▪

George T. Hawes,

▪

William M. Sheriff; and

▪

William Lupien.

Each of the nominees has agreed to stand for election and we are not aware of any intention of any of them not to do so. Directors of Midway are elected for a term of one year.  The term of office of each of the nominees proposed for election as a director will expire at the Meeting, and each of them, if elected, will serve until the close of the next annual general meeting, unless he or she resigns or otherwise vacates office before that time.  The Articles of the Company authorize the Board to fix the number of directors, subject to a minimum always of three directors.  The current number fixed, and to be elected at the Meeting is six (6) directors.  The persons named above will be presented for election at the Meeting as management’s nominees for the Board of Directors, and the persons named in the enclosed instrument of Proxy intend to vote for the election of these nominees.

The Board of Directors recommends a vote FOR each of the nominees.

INFORMATION ON THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to Midway’s current directors and executive officers. The term for each director expires at Midway’s next annual meeting or until his or her successor is appointed.  The ages of the directors and executive officers are shown as of December 31, 2007.

Name, Current Position and Province or State of Residence(1)	Principal Occupation	Director Since	Age
Alan D. Branham(5) President, CEO and Director Montana, USA	President and CEO of the Company	April 13, 2004	47
Doris Meyer (5) Chief Financial Officer and Corporate Secretary British Columbia, Canada	Certified General Accountant and President and Chief Executive Officer of Golden Oak Corporate Services Ltd., a private financial reporting and corporate compliance firm.	December 1, 2006	55

Name, Current Position and Province or State of Residence(1)	Principal Occupation	Director Since	Age
Brian J. McAlister (2) Director British Columbia, Canada	Businessman; President of Cornet Capital Corp., a private investment banking firm.	June 30, 1997	51
Brian E. Bayley(2)(3)(4) Director British Columbia, Canada	President and Chief Executive Officer of Quest Capital Corp., a public company involved in providing asset backed collaterized loans and real estate mortgages.	May 14, 1996	54
George T. Hawes (2) (4) Director New York, USA	President of G.T. Hawes & Co., a private New York real estate and investment company	June 12, 2003	61
William M. Sheriff (3) (4) (5) Director Texas, USA	President and Chief Executive Officer of Golden Predator Mines Inc.	April 13, 2007	48
William Lupien (3) Director Colorado, USA	Businessman	April 13, 2007	65

(1)

The information as to residence and principal occupation, not being within the knowledge of Midway, has been furnished by the respective directors and officers individually.  The information as to securities beneficially owned or over which a director or officer will exercise control or direction, not being within the knowledge of Midway, has been furnished by the respective directors and officers individually based on shareholdings in Midway as of the date of this Proxy Statement.

(2)

Member of the Audit Committee

(3)

Member of the Compensation Committee

(4)

Member of the Corporate Governance and Nominating Committee

(5)

Member of the Disclosure Committee

The following is a description of the business background of the directors and executive officers of the Company.

Alan D. Branham – President, Chief Executive Officer and Director.  Mr. Branham is our President and Chief Executive Officer.  Mr. Branham dedicates 100% of his working time to the business of Midway.  Previously, a senior geologist with Newmont Mining Corp. from 1987 to April 2004, Mr. Branham brings more than 20 years of international exploration experience to Midway.  Mr. Branham earned a Masters of Science Degree in Economic Geology from Washington State University, a Bachelor Degree from Stanford University, California, and has participated in successful exploration projects in the Southwestern United States, Mexico and Central America. Mr. Branham has conducted extensive exploration in the Great Basin area of Nevada for the past eight years. In addition, he was involved with the discovery of several gold deposits on the Carlin Trend in Nevada.  On September 24, 2007, Alan Branham became a director of Rocky Mountain Resources Corp. (TSX-V).  Mr. Branham has been a director and has served as the President and Chief Executive Officer of Midway since June 1, 2004.

Doris Meyer, CGA – Chief Financial Officer and Corporate Secretary.  Ms. Meyer is a Canadian Certified General Accountant and Chief Financial Officer and Corporate Secretary of Midway. Ms. Meyer gained her experience in the mining industry as Vice President, Finance of Queenstake from 1985 to 2003 and Corporate Secretary until 2004. While at Queenstake, she was a part of or led negotiations of joint venture and acquisition agreements, and equity and debt financings. She was a key member of the team that negotiated the acquisition of the Jerritt Canyon mine in Nevada. Ms. Meyer serves as an officer and/or director of: AuEx Ventures, Inc. (TSX-V), Chief Financial Officer and Corporate Secretary; Crescent Resources Corp. (TSX-V), Chief Financial Officer and Corporate Secretary; Kalimantan Gold Corporation Limited (TSX-V; AIM), Director and Chief Financial Officer; Chief Financial Officer and Corporate Secretary; Miranda Gold Corp. (TSX-V), Chief Financial Officer and

Corporate Secretary; Rolling Rock Resources Corp. (TSX-V), Chief Financial Officer and Corporate Secretary; Silvio Ventures Inc. (SIL.H-V), Director, Chief Financial Officer and Corporate Secretary and Sunridge Gold Corp. (TSX-V), Director, Chief Financial Officer and Corporate Secretary.  Since 1996, Ms Meyer has owned and served as President of Golden Oak Corporate Services Ltd., which provides those clients with administrative, accounting and compliance services.  Ms. Meyer has served as the Chief Financial Officer and Corporate Secretary of Midway since December 1, 2006.

Brian J. McAlister – Director.  Since June 1988, Brian McAlister has served as the President of Cornet Capital Corporation, a corporation owned and controlled by Mr. McAlister, which is engaged in the business of assisting start-up corporations with capital raising, funding, and other consulting activities. Over the past 23 years, Mr. McAlister has assisted in excess of 25 early stage companies in varied industries including biotechnology, enterprise software, and natural resources.  In 1991 Mr. McAlister co-founded Novadigm Inc., a software corporation purchased by Hewlett Packard in 2004.  Mr. McAlister holds a Bachelor of Science Degree (1979) with a major in Finance from the University of Denver.  Mr. McAlister is a director and was President and CEO of Rocky Mountain Resources Corp. (TSX-V) from September 24, 2007 to March 15, 2008. Mr. McAlister served as President and Chief Executive Officer of Midway until June 1, 2004 and has served as a director of Midway since June 30, 1997.

Brian E. Bayley – Director.  Since June 30, 2003, Mr. Bayley has been the President and Chief Executive Officer of Quest Capital Corp., a public company involved in providing asset backed collaterized loans and real estate mortgages.  Quest Capital Corp.’s shares trade on the TSX, AIM and AMEX stock exchanges.  In addition to being the President and director of Quest Management Corp. since December 1996, a private management company which is wholly-owned by Quest Capital Corp., Mr. Bayley is also a director and/or officer of numerous other public companies.  Mr. Bayley holds an MBA from Queen’s University, Kingston, Ontario.  Mr. Bayley has served as a director of Midway since May 14, 1996.  Mr. Bayley serves as a director to the following public companies:  American Natural Energy Corporation (TSX-V), Arapaho Capital Corp. (TSX-V), Colombian Mines Corporation (TSX-V), Cypress Hills Resource Corp. (TSX-V), Esperanza Silver Corporation (TSX-V), Eurasian Minerals Inc. (TSX-V), Gleichen Resources Ltd. (TSX-V), Greystar Resources Ltd. (TSX; AIM), Kirkland Lake Gold Inc. (TSX; AIM), PetroFalcon Corporation (TSX), Pretium Capital Corp. (TSX-V), Quest Capital Corp. (TSX; AMEX; AIM), Rockhaven Resources Ltd. (CNQ), Rocky Mountain Resources Corp. (TSX-V), Sanu Resources Ltd. (TSX-V), Torque Energy Inc. (TSX-V) and TransAtlantic Petroleum Corp. (TSX).

George T. Hawes – Director.  Mr. Hawes has served as President of G.T. Hawes & Co., a private New York real estate and investment company, from 1979 to present.  He is a director of Proginet Corporation, a publicly traded enterprise security software company, the shares of which trade on the OTCBB Securities Market in the United States, since  2004 and he is presently chairman of the our Audit Committee.  On September 24, 2007, Mr. Hawes became a director of Rocky Mountain Resources Corp. (TSX-V).  Mr. Hawes has served as a director of Midway since June 12, 2003.

William M. Sheriff – Director.  Mr. Sheriff holds a Bachelor of Science degree in Geology. Mr. Sheriff began his minerals career in 1980 and in 1985 founded Platoro West Incorporated, a minerals exploration firm specializing in project identification and acquisition throughout the western USA.  Mr. Sheriff is President of Pacific Intermountain Gold Corporation, a private corporation 75% owned by Seabridge Gold Corporation, which holds over 30 advanced gold exploration projects throughout Nevada.   From January 2004 until December 2004 Mr. Sheriff served as Vice President of Advanced Property Development of Quincy Resources, from April 1985 to July 2007 he served as President of Platoro West Inc., from January 2005 to August 2007 he served as Executive Vice President and Chairman of Energy Metals Corp. and from January 2007 to present he has served as President and CEO of Golden Predator Mines Inc.  Mr. Sheriff served as a director, Chairman and Vice President, Corporate Development of Energy Metals Corporation until August 2007.  He is now a director of Uranium One Inc. (TSX).  Mr. Sheriff has served as a director of Midway since April 13, 2007.   Prior to the acquisition of Pan-Nevada by Midway, Mr. Sheriff served as a director of Pan-Nevada.

William A. Lupien – Director.  Mr. Lupien brings over 40 years of public market financial expertise and US equity market exposure to Midway's board. Mr. Lupien was a specialist on the Pacific Stock Exchange from 1968 until 1983.  Mr. Lupien has served on numerous private and public company boards including Mitchum, Jones & Templeton, Instinet, National Health Enterprises, and others. He also held a position as Trustee of the Securities Industry Institute and the Securities and Exchange Commission National Market Advisory Board as well as being a Governor of the Pacific Stock Exchange for 6 years. Mr. Lupien is the co-author along with David Nassar of “Market Evaluation and Analysis for Swing Trading” which was published in 2004 by McGraw Hill. Mr. Lupien is currently a private investor and a financial equity market consultant. Mr. Lupien was a director of Energy Metals Corporation until August 2007.  Mr. Lupien has served as a director of Midway since April 13, 2007.  Mr. Lupien serves as a director to Uranium One Inc. (TSX).

Family Relationships

None of our Directors are related by blood, marriage, or adoption to any other Director, executive officer, or other key employees.  To our knowledge, there are no arrangements or understandings between any of our officers and any other person, including Directors, pursuant to which the officer was selected to serve as an officer.

CEASE TRADE ORDERS AND BANKRUPTCY

Except as disclosed below, no director or executive officer of Midway is, as at the date of this Proxy Statement, or was within 10 years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company (including Midway), that:

(a)

was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days, that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer; or

(b)

was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days, that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

No director or executive officer of Midway, and no shareholder holding a sufficient number of securities of Midway to affect materially the control of Midway:

(a)

is, as at the date of this Proxy Statement, or has been within the 10 years before the date of this Proxy Statement, a director or executive officer of any company (including Midway) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(b)

has, within 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director, executive officer or shareholder.

No director or executive officer of Midway, and no shareholder holding a sufficient number of securities of Midway to affect materially the control of Midway has been subject to:

(a)

any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b)

any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor in making an investment decision.

Brian E. Bayley

PetroFalcon Corporation/TSX listed (director November 28, 2001 - current) and Quest Ventures Ltd. On February 27, 2002 the British Columbia Securities Commission (“BCSC”) issued an order regarding a private placement of PetroFalcon Corporation to Quest Ventures Ltd., a private company in which Brian E. Bayley is a director. The BCSC considered it to be in the public interest to remove the applicability of certain exemptions from the prospectus and registration requirements of the Securities Act (British Columbia) for PetroFalcon Corporation until a shareholders’ meeting of PetroFalcon Corporation was held. In addition, the BCSC removed the applicability of the same exemptions for Quest Ventures Ltd. in respect of the common shares received pursuant to the private placement. Approval of shareholders was received on May 23, 2002 and the BCSC reinstated the applicability of the exemptions from the prospectus and registration requirements for both companies shortly thereafter.

Esperanza Silver Corp./TSX.V listed (director December 14, 1999 - current). In early 2003, the directors and officers of Esperanza Silver Corp. became aware that it was subject to outstanding cease trading orders in each of Alberta (issued on September 17, 1998) and Québec (issued on August 12, 1997) arising from its previous failure to comply with the financial statements filing requirements of the above securities commissions. The historical financial statements and filing fees were subsequently filed and the Québec order was rescinded on May 16, 2003 and the Alberta order on August 1, 2003.

American Natural Energy Corp./TSXV listed (director June 15, 2001 - present). In June 2003, each of the Quebec Securities Commission, the BCSC and the Manitoba Securities Commission issued a cease trade order or failure to comply with the financial statement filing requirements of the above securities commissions. The historical financial statements and filing fees were subsequently filed and all the orders were rescinded in August, 2003.

CORPORATE GOVERNANCE

National Instrument 58-101 (“NI 58-101”) Disclosure of Corporate Governance Practices of the Canadian Securities Administrators requires the Company to annually disclose certain information regarding its corporate governance practices. Those practices are as follows:

Structure of Board of Directors

The Articles of the Company require the Board of Directors to have at least three directors.  The current Board is comprised of six directors.

Director Independence

We had six directors as of December 31, 2007, including five independent directors:

▪

Alan D. Branham;

▪

Brian J. McAlister (independent);

▪

George T. Hawes (independent);

▪

Brian E. Bayley (independent);

▪

William M. Sheriff (independent); and

▪

William Lupien (independent).

The Company’s Board of Directors has determined that Brian J. McAlister, Brian E. Bayley, George T. Hawes, William M. Sheriff and William Lupien are independent directors of the Company based on the definition of independence under the rules of NI 58-101 and the American Stock Exchange.

Orientation and Continuing Education

The Board has not established a formal orientation policy for new members of the Board but ensures that new directors are briefed with the policies of the Board and other relevant corporate and business information. The current directors are experienced in boardroom procedures and corporate governance and have a good understanding of the Company's business. The Board will provide continuing education opportunities for all directors as such needs arise so that individuals may maintain or enhance their skills and abilities as directors, as well as to ensure their knowledge and understanding of the Company's business remains current.

Nomination of Directors

Based on recommendations from the Corporate Governance and Nominating Committee (see “Board Committees” below), the Board determines new nominees to the Board; although a formal process has not been adopted.  The nominees are generally the result of recruitment efforts by the Board members, including both formal and informal discussions among Board members and the President of Midway.  The Board monitors but does not formally assess the performance of individual Board members or committee members on their contributions

BOARD COMMITTEES

Our Board of Directors has established four board committees: a Compensation Committee, an Audit Committee, a Corporate Governance and Nominating Committee and a Disclosure Committee.  The information below sets forth the current members of each of Midway’s board committees and summarizes the functions of each of the committees in accordance with their mandates.

Compensation Committee

The Board has established a Compensation Committee, currently comprised of William Lupien (Chairman), Brian Bayley and William Sheriff, each an independent director under the rules of NI 58-101 and the American Stock Exchange.

Under a charter adopted by the Board that complies with the requirements of NI 58-101 and the American Stock Exchange, the Compensation Committee is a committee of the Board of Directors with the primary function of assisting the Board of Directors in fulfilling its oversight responsibilities by establishing appropriate performance criteria for the senior management team, and approving the compensation of the senior management team and the directors.  Additionally, the Committee is responsible for:

•

reviewing and approving and then recommending to the Board of Directors salary, bonus, and other benefits, direct or indirect, and any change control packages of the Chairperson of the Board of Directors (if any), the President, the Chief Executive Officer and other members of the senior management team;

•

recommendation of salary guidelines to the Board of Directors; and

•

administration of the Company’s compensation plans, including stock option plans, outside director’s compensation plans, and such other compensation plans or structures as are adopted by the Company from time-to-time.

The Compensation Committee shall be comprised at all times of three or more directors as determined by the Board of Directors, each of whom shall be independent directors.

Audit Committee

Audit Committee and Audit Committee Financial Experts

Our audit committee is comprised of three “independent” directors (in accordance with NI 58-101 and Rule 10A-3 and the requirements of the American Stock Exchange):  George T. Hawes (Chairman), Brian J. McAlister and Brian E. Bayley. Each of George T. Hawes and Brian E. Bayley satisfies the requirement of a “financial expert” as defined under Item 407(d)(5) of Regulation S-K and is, in the opinion of the Company’s Board of Directors, “independent” as that term is used in the American Stock Exchange Company Guide and Rule 10A-3 of the Securities Exchange Act of 1934, as amended.

Audit Committee Report

The Company's Board of Directors has adopted a Charter for the Audit Committee which sets out the Committee's mandate, organization, powers and responsibilities. The complete Charter is attached as Schedule "A" to this Proxy Statement.  The Company’s Audit Committee Charter complies with Rule 10A-3 and the requirements of the American Stock Exchange.

The Audit Committee is principally responsible for:

▪

recommending to the Company's Board of Directors the external auditor to be nominated for election by the Company's shareholders at each annual general meeting and negotiating the compensation of such external auditor;

▪

overseeing the work of the external auditor;

▪

reviewing the Company's annual and interim financial statements, Management Discussion & Analysis (MD&A) and press releases regarding earnings before they are reviewed and approved by the Board of Directors and publicly disseminated by the Company; and

▪

reviewing the Company's financial reporting procedures and internal controls to ensure adequate procedures are in place for the Company's public disclosure of financial information extracted or derived from its financial statements, other than disclosure described in the previous paragraph, and periodically assessing the adequacy of those procedures.

In the course of providing its oversight responsibilities regarding the 2007 financial statements, the Audit Committee reviewed the 2007 audited financial statements which appear in the Annual Report to the Securities and Exchange Commission on Form 10-K to shareholders, with management and the Company’s independent auditors.  The Audit Committee reviewed accounting principles, practices and judgments as well as the adequacy and clarity of the notes to the financial statements.

Since the commencement of the Company’s most recently completed fiscal year, the Company’s Board of Directors has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor.  The Audit Committee has adopted specific policies and procedures for the engagement of non-audit services as described in section 7 “Powers and Responsibilities – Performance & Completion by Auditor of its Work” of the Audit Committee Charter.

The Audit Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors.  The Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2007. The Committee and the Board have also recommended the selection of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2008.

Submitted by the Audit Committee Members

George T. Hawes (Chairman)

Brian J. McAlister

Brian E. Bayley

Corporate Governance and Nominating Committee

Midway has created a Corporate Governance and Nominating Committee comprised of Brian Bayley (Chairman), William Sheriff and George Hawes, each an independent director under the rules of NI 58-101 and the American Stock Exchange.   A Corporate Governance and Nominating Committee charter was adopted by the Board of Directors.

The primary purpose of the Corporate Governance and Nominating Committee is to:

•

identify individuals qualified to become Board members;

•

recommend candidates to fill Board vacancies and newly created Director positions;

•

recommend whether incumbent Directors should be nominated for re-election to the Board upon expiration of their terms; and

•

make recommendations to the Board with respect to developments in the areas of corporate governance and the practices of the Board.  It will also assume responsibility for developing the Company’s approach to governance issues.

The Corporate Governance and Nominating Committee shall be comprised at all times of three or more directors as determined by the Board of Directors, each of whom shall be independent directors.

Disclosure Committee

Due to the rapid growth of the Company and its dual listing on the American Stock Exchange in the United States and the TSX Venture Exchange in Canada, the Board has adopted a formal Communications Policy and has established a Disclosure Committee responsible for the implementation of this policy.  Currently the Disclosure Committee members are Alan Branham, Doris Meyer and William Sheriff.  The purpose of the Disclosure Committee is to ensure that the Company complies with its timely disclosure obligations as required under applicable Canadian and United States securities laws.

Assessments

The Board does not, at present, have a formal process in place for assessing the effectiveness of the Board as a whole, its committees or individual directors but will consider implementing one in the future should circumstances warrant. Based on the Company’s small size, its stage of development and the limited number of the Board, the Board considers a formal assessment process to be inappropriate at this time. The Board will annually review its own performance and effectiveness as well as review annually the Audit Committee Charter and recommend revisions to the Board as necessary. Effectiveness is subjectively measured by comparing actual corporate results with stated objectives. The contributions of an individual director are informally monitored by the other Board members, having in mind the business strengths of the individual and the purpose of originally nominating the individual to the Board. The Board intends to continue evaluating its own effectiveness and the effectiveness of its committees through informal discussions amongst the Board members.

OTHER GOVERNANCE MATTERS

Quorum Exemption under Section 110 of the AMEX Company Guide

Section 110 of the AMEX Company Guide recognizes that the Company must operate in accordance with the laws and customary practices of its country of incorporation, to the extent not contrary to US federal securities laws.  Therefore, the Company was granted an exemption under Section 123 Quorum of the AMEX Company Guide, which recommends a minimum quorum of 33-1/3% of shares to be represented at shareholders meetings.  The Company’s Articles require a minimum quorum for shareholder meetings of two shareholders, present in person or by proxy, holding not less than 5% of the Company’s shares, which does not conflict with the TSX-V rules or any applicable securities laws in Canada.

Compensation Interlocks and Insider Participation

There were no compensation committee or board interlocks among the members of our board of directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires any person who is our Director or executive officer or who beneficially holds more than 10% of any class of our securities which have been registered with the Securities and Exchange Commission, to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission. These persons are also required under the regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) reports they file.  Under Canadian National Instrument 55-102 for Electronic Disclosure by Insiders (SEDI), these same persons are required to register and file reports of initial ownership and changes in ownership with the TSX-V and applicable securities commissions on SEDI.

To our knowledge, based solely on our review of the copies of the Section 16(a) reports furnished to us, all Section 16(a) filing requirements applicable to our Directors, executive officers and holders of more than 10% of any class of our registered securities were timely complied with during the year ended December 31, 2007.

Code of Ethics

Each director, officer and employee is expected to comply with relevant corporate and securities laws and, where applicable, the terms of their employment agreements in a manner that enhances shareholder value and is consistent with the highest level of integrity. The Board monitors on an ongoing basis the activities of management and ensures that the highest standard of ethical conduct is maintained.

The Board has adopted a formal written code of ethical business conduct for its directors, officers and employees.  The Code of Ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

▪

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

▪

Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;

▪

Compliance with applicable governmental laws, rules and regulations;

▪

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

▪

Accountability for adherence to the code.

No waivers were granted from the requirements of our Code of Ethics during the year ended December 31, 2007.

The Code of Ethics is available on our website at www.midwaygold.com.  A copy of the Company’s Code of Ethics will be provided, without charge, upon written request to the Corporate Office of Midway Gold Corp. at Unit 1 – 15782 Marine Drive, White Rock, BC V4B 1E6.

Recommendation to the Board of Directors

There have been no changes in the Company’s procedures by which shareholders of the Company may recommend nominees to the Company’s Board of Directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

Alan Branham served as Chief Executive Officer throughout the financial year ended December 31, 2007 and Doris Meyer served as Chief Financial Officer (together, the “Named Executive Officers”) of Midway.  No (other) executive officer of Midway was paid more than $150,000 in compensation during that financial year.  A summary of cash and other compensation paid for our Principal Executive Officer and other named executive officers for the last three fiscal years is as follows:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Alan D. Branham -President, Chief Executive Officer and Director (1)	2007	$173,276	Nil	Nil	$290,300	Nil	Nil	Nil	$463,576
	2006	$189,709	Nil	Nil	$63,631	Nil	Nil	Nil	$253,340
	2005	$176,132	Nil	Nil	$29,796	Nil	Nil	Nil	$205,928

Doris Meyer - Chief Financial Officer and Corporate Secretary (2)	2007	$90,000	$20,000	Nil	$72,575	Nil	Nil	Nil	$182,575
	2006	$7,500	Nil	Nil	$135,186	Nil	Nil	Nil	$142,686
	2005	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

K. Peter Miller -Chief Financial Officer (3)	2007 2006 2005	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil	N/A Nil $11,980	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil

(1)

Mr. Branham’s salary is paid in US dollars by MGC Resources Inc., a subsidiary of the Company. In 2005 he was paid US$145,368, in 2006 US$167,279 and in 2007 US$161,220.  These amounts have been translated into Canadian dollars at the respective exchange rates of 1.21163, 1.13409 and 1.0748.

(2)

Doris Meyer was appointed Chief Financial Officer and Corporate Secretary of the Company on November 30, 2006.  Consulting fees are paid to Golden Oak Corporate Services Ltd., a company owned by Doris Meyer.

(3)

Mr. Miller resigned as Chief Financial Officer of the Company on November 30, 2006.  Mr. Miller is an employee of Quest Management Corp.

Compensation Discussion and Analysis

Compensation Philosophy

Our overall compensation philosophy is to provide a compensation package that enables us to attract, retain and motivate named executive officers to achieve our short-term and long-term business goals. Consistent with this philosophy, the following goals provide a framework for our named executive officers compensation program:

▪

Pay competitively to attract, retain, and motivate named executive officers;

▪

Relate total compensation for each named executive officer to overall company performance as well as individual performance;

▪

Aggregate the elements of total compensation to reflect competitive market requirements and to address strategic business needs;

▪

Expose a portion of each named executive officer’s compensation to risk, the degree of which will positively correlate to the level of the named executive officer’s responsibility and performance; and

▪

Align the interests of our named executive officers with those of our stockholders.

Oversight of Executive Compensation Program

The Compensation Committee is responsible for establishing a compensation policy and administering the compensation programs of our executive officers.  The members of the Compensation Committee are William Lupien (Chairman), Brian E. Bayley and William Sheriff, each an independent director under the rules of the American Stock Exchange.

The amount of compensation paid by us to each of our directors and named officers and the terms of those persons’ employment is determined solely by the Compensation Committee.  We believe that the compensation paid to its directors and officers is fair to Midway.

Executive Compensation Program Overview

The executive compensation package available to our named executive officers is comprised of:

▪

base salary;

▪

equity based compensation; and

▪

other welfare and health benefits.

Base Salary

The base salary currently paid to our named executive officers is commensurate with the nature of our business and their individual experience, duties and scope of responsibilities.  In the future, we intend to pay competitive base salaries required to recruit and retain executives of the quality that we must employ to ensure our success.

In making determinations of salary levels for the named executive officers, the Compensation Committee is likely to consider the entire compensation package for named executive officers, including the equity compensation provided under stock option plans. We intend for the salary levels to be consistent with competitive practices of comparable institutions and each executive’s level of responsibility. The Compensation Committee is likely to determine the level of any salary increase after reviewing the qualifications, experience, and performance of the particular executive officer and the nature of our business, the complexity of its activities, and the importance of the executive’s contribution to the success of the business.

The Compensation Committee may also take into consideration salaries paid to others in similar positions in the Company’s industry based on the experience of the Compensation Committee members and publicly available information.  The Company’s peer group for the purposes of the most recent salary comparison included Sunridge Gold Corp., Miranda Gold Corp. and AuEx Ventures, Inc.  The discussion of the information and factors considered and given weight by the Compensation Committee is not intended to be exhaustive, but it is believed to include all material factors considered by the Compensation Committee.  In reaching the determination to approve and recommend the base salaries the Compensation Committee did not assign any relative or specific weight to the factors which were considered, and individual directors may have given a different weight to each factor.  The Compensation Committee will review and adjust the base salaries of our executive officers when deemed appropriate.

Equity Awards

Equity awards for our named executive officers are and will be granted from our Stock Option Plan, adopted by the Board of Directors on May 6, 2003.  The Company grants awards under the Stock Option Plan in order to align the interests of the named executive officers with our stockholders, and to motivate and reward the named executive officers to increase the stockholder value of the Company over the long term.

The use of stock options and other awards is intended to strengthen the alignment of interests of executive officers and other key employees with those of our stockholders.

Under the terms of the current Stock Option Plan, the number of common shares that may be issued or allotted and reserved for issuance from time to time upon the exercise of options granted under the Stock Option Plan cannot exceed 10% of the issued and outstanding common shares and may not exceed 5% to any individual (maximum of 2% to any consultant).

We believe that equity compensation is necessary to advance the interests of the Company and its shareholders by enhancing the ability of the Company to attract and retain the best available talent and to encourage the highest level of performance by senior officers, key employees, directors and consultants of the Company and of its subsidiaries through ownership of common shares in the Company.

Employment and Consulting Agreements

In order to retain Alan Branham, our President and Chief Executive Officer, our Board of Directors determined it was in our best interests to enter into an employment agreement on May 1, 2004 (amended on January 31, 2007) with Mr. Branham. We entered into this agreement to ensure that Mr. Branham performs his role for an extended period of time. In addition, we also considered the critical nature of this position and our need to retain Mr. Branham when we committed to this agreement. The employment agreement with Mr. Branham establishes the beginning base salary, stock options, benefits, perquisites, reimbursable expenses, as well as a confidentiality covenant.

Pursuant to the employment agreement, Mr. Branham agreed to perform the duties and fulfill the responsibilities consistent with the position held in consideration of an annual salary of $120,000, increased to $150,000 effective February 1, 2006, to be reviewed annually by Mr. Branham and Midway.  Mr. Branham’s employment is for an indefinite term, continuing until terminated pursuant to the terms of the agreement.  Midway may terminate Mr. Branham’s employment for cause, as more particularly set out in the employment agreement, or at any time without cause by payment to Mr. Branham, if he is terminated before May 1, 2010 an amount equal to his annual salary, based on his annual salary and health benefit insurance premiums at the time of termination, and all wages owing to Mr. Branham up to and including his last day of employment.  Mr. Branham may terminate his employment on 30 days’ written notice to Midway if a change in control of Midway occurs, in which case Midway will pay Mr. Branham an amount equal to his annual salary, based on his annual salary and health benefit insurance premiums at the time of termination, and all wages owing to Mr. Branham up to and including his last day of employment. Mr. Branham may terminate his employment at any time on 30 days’ written notice to Midway.

Midway, Doris Meyer and her wholly owned private British Columbia company, Golden Oak Corporate Services Ltd. entered into a contract on November 15, 2006 whereby Doris Meyer agreed to be Midway’s Chief Financial Officer and Corporate Secretary and Golden Oak provides bookkeeping, accounting, financial reporting, corporate and regulatory compliance services to Midway.  Golden Oak shall be paid an annual service fee of Cdn$90,000 payable in equal monthly instalments in consideration for its services under the consulting agreement.  The Company consented to Ms. Meyer and Golden Oak engaging in business with companies that operate in the same field of activities as the Company and its subsidiaries.  Golden Oak and Ms. Meyer may also accept employment with or render services to other mining companies, subject to Ms. Meyer’s fiduciary obligations as an officer of the Company.  If the Company regards such engagement or employment as directly competitive with the interests of the Company, it will advise Ms. Meyer and Golden Oak and ask them to discontinue the engagement or the employment or terminate the consulting agreement.  The contract is renewable and may be cancelled on 90 days written notice by either party.

The Company has not entered into any other employment or consulting agreements with the other executive officers.

Grants of Plan-Based Awards

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Alan D. Branham	August 1, 2007	N/A	N/A	N/A	N/A	N/A	N/A	200,000	$2.71	$290,300
Doris Meyer	August 1, 2007	N/A	N/A	N/A	N/A	N/A	N/A	50,000	$2.71	$72,575

Disclosure Relating to Grants of Plan-Based Awards

On August 1, 2007 the Board of Directors granted a total of 975,000 stock options for a five year term at an exercise price of $2.71, being the market price of the Company’s stock on the date prior to the grant date of the options.  The non-executive directors were granted 375,000 of these stock options that vest immediately.  The remaining 600,000 options vest as to one-third on the date of grant, one-third on the first anniversary date and the final one-third on the second anniversary date.  Alan Branham was awarded 200,000 of these options (20% of total granted) and Doris Meyer was awarded 50,000 of these options (5% of total granted).

Outstanding Equity Awards at Fiscal Year End

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Alan D. Branham - President, Chief Executive Officer and Director	400,000 192,500 50,000 50,000 200,000	Nil Nil Nil Nil 133,333	Nil Nil Nil Nil Nil	$2.04 $0.80 $1.30 $2.53 $2.71	04/13/2014 09/14/2009 06/24/2010 06/15/2011 07/31/2012	Nil Nil Nil Nil Nil	Nil Nil Nil Nil Nil	Nil Nil Nil Nil Nil	Nil Nil Nil Nil Nil

Doris Meyer - Chief Financial Officer and Corporate Secretary	100,000 50,000	Nil 33,333	Nil Nil	$2.70 $2.71	11/30/2006 07/31/2012	Nil Nil	Nil Nil	Nil Nil	Nil Nil

Option Exercises and Stock Vested in 2007

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Alan D. Branham	66,000	$204,122	Nil	Nil
Doris Meyer	Nil	Nil	Nil	Nil

Compensation Committee Interlocks and Insider Participation

No person who served as a member of the Compensation Committee during fiscal 2007 was a current or former officer or employee of the Corporation or engaged in certain transactions with the Company required to be disclosed by regulations of the SEC.  Additionally, there were no compensation committee “interlocks” during 2007, which generally means that no executive officer of the Company served as a director or member of the compensation committee of another entity, which had an executive officer serving as a director or member of the Company’s Compensation Committee.

Compensation Committee Report

The Compensation Committee oversees the Company’s compensation reporting process on behalf of the Board of Directors.  The Committee has three members, each of whom is “independent” as defined in the American Stock Exchange Company Guide.  The Committee operates under a written charter, revised and adopted by the Board.

The Committee assists the Board of Directors by overseeing the (1) annual review of director and executive officer compensation policies and goals, (2) determining the compensation of directors and executive officers, (3) and providing accurate public disclosure of the Company’s compensation.

In the course of providing its oversight responsibilities regarding the Company’s compensation of directors and executive officers in 2007, the Committee reviewed and discussed with management the Compensation Discussion and Analysis included in this Annual Report.

Based on the Committee’s review of the Compensation Discussion and Analysis and discussions with the Board of Directors and the Company’s management, the Committee recommended that the Compensation Discussion and Analysis be included in this Annual Report.

Submitted by the Compensation Committee Members

William Lupien (Chairman)

Brian E. Bayley

William Sheriff

Pension Benefits

 None.

Non-Qualified Deferred Compensation

None.

Retirement, Resignation or Termination Plans

We sponsor no plan, whether written or verbal, that would provide compensation or benefits of any type to an executive upon retirement, or any plan that would provide payment for retirement, resignation or termination as a result of a change in control of the Company except for Alan Branham.

Alan Branham, the President and Chief Executive Officer of Midway, entered into an employment agreement with Midway on May 1, 2004, and amended on January 31, 2007 pursuant to which Mr. Branham agreed to perform the duties and fulfill the responsibilities consistent with the position in consideration of an annual salary of US$150,000, to be reviewed annually between Mr. Branham and Midway.  Mr. Branham’s employment is for an indefinite term, continuing until terminated pursuant to the terms of the agreement.  Midway may terminate Mr. Branham’s employment for cause, as more particularly set out in the employment agreement, or at any time without cause by payment to Mr. Branham, if he is terminated before May 1, 2010 an amount equal to his annual salary, based on his annual salary and health benefit insurance premiums at the time of termination, and all wages owing to Mr. Branham up to and including his last day of employment.  Mr. Branham may terminate his employment on 30 days’ written notice to Midway if a change in control of Midway occurs in which case Midway will pay Mr. Branham an amount equal to his annual salary, based on his annual salary and health benefit insurance premiums at the time of termination, and all wages owing to Mr. Branham up to and including his last day of employment. Mr. Branham may terminate his employment at any time on 30 days’ written notice to Midway.

Long Term Incentive Plan Awards

The Company currently does not have a long-term incentive plan.  Accordingly, no such compensation was paid or distributed to the Named Executive Officers during the financial year ended December 31, 2007.  A “long-term incentive plan” means any plan providing compensation intended to serve as incentive for performance to occur over a period longer than one financial year, but does not include option or SAR plan or plans for compensation through restricted shares or restricted share units.

Compensation of Directors

The following table sets out details of compensation paid to the directors of Midway during the fiscal year ended December 31, 2007.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Alan D. Branham	Nil	Nil	$157,245 (1)	Nil	Nil	Nil	Nil

Brian J. McAlister	Nil	Nil	$90,392 (2)	Nil	Nil	Nil	Nil

Brian E. Bayley	Nil	Nil	$90,392 (3)	Nil	Nil	Nil	Nil

George T. Hawes	Nil	Nil	$90,392 (4)	Nil	Nil	Nil	Nil

William Lupien	Nil	Nil	$238,652 (5)	Nil	Nil	Nil	Nil

William Sheriff	Nil	Nil	$380,741 (6)	Nil	Nil	Nil	Nil

(1)

Mr. Branham was issued an aggregate of 200,000 stock options during the fiscal year ended December 31, 2007.  The fair value on the date of grant is $290,300 of which $157,245 had been recognized for the vested portion during the year ended December 31, 2007.

(2)

Mr. McAlister was issued an aggregate of 75,000 stock options during the year ended December 31, 2007.

(3)

Mr. Bayley was issued an aggregate of 75,000 stock options during the fiscal year ended December 31, 2007.

(4)

Mr. Hawes was issued an aggregate of 75,000 stock options during the fiscal year ended December 31, 2007.

(5)

Mr. Lupien was issued an aggregate of 175,000 stock options during the fiscal year ended December 31, 2007.

(6)

Mr. Sheriff was issued an aggregate of 238,000 stock options during the fiscal year ended December 31, 2007, 63,000 of which were issued to Mr. Sheriff in connection with the acquisition of Pan-Nevada Gold Corporation.  Holders of Pan-Nevada stock options were issued new Midway stock options at an exchange ratio of 3.5714 exercisable within the deadlines applicable to their Pan-Nevada stock options at prices reflective of the 3.5714 exchange ratio.

Director Compensation Agreements and Summary of Director Compensation Policies

The Company does not pay its directors a fee for acting as such.  They are, however, entitled to be reimbursed for reasonable expenditures incurred in performing their duties as directors.  Midway does, from time to time, grant options to purchase common shares to the directors.  The above table sets out details of incentive stock options granted by Midway to its directors during the fiscal year ended December 31, 2007.

Conflicts of Interest

The directors of Midway are required by law to act honestly and in good faith with a view to the best interest of Midway and to disclose any interests which they may have in any project or opportunity of Midway.  If a conflict of interest arises at a meeting of the board of directors, any director in a conflict will disclose his interest and abstain from voting on such matter.  In determining whether or not Midway will participate in any project or opportunity, that director will primarily consider the degree of risk to which Midway may be exposed and its financial position at that time.

To the best of Midway's knowledge, there are no known existing or potential conflicts of interest among Midway, its promoters, directors, officers or other members of management of Midway as a result of their outside business interests except that certain of the directors, officers, promoters and other members of management serve as directors, officers, promoters and members of management of other public companies, and therefore it is possible that a conflict may arise between their duties as a director, officer, promoter or member of management of such other companies.

The directors and officers of Midway are aware of the existence of laws governing accountability of directors and officers for corporate opportunity and requiring disclosures by directors of conflicts of interest and Midway will rely upon such laws in respect of any directors' and officers' conflicts of interest or in respect of any breaches of duty by any of its directors or officers.  Such directors or officers, in accordance with the British Columbia Business Corporations Act, will disclose all such conflicts and they will govern themselves in respect thereof to the best of their ability in accordance with the obligations imposed upon them by law.

Indebtedness of Directors and Executive Officers

No individual who is or who at any time during the year ended December 31, 2007 was a director or executive officer of the Company, a proposed nominee for election as a director of the Company, an associate of any such director, officer or proposed nominee is, or at any time since the beginning of the last completed financial year has been, indebted to the Company or any of its subsidiaries and no indebtedness of any such individual to another entity is, or has at any time since the beginning of such year been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following tables set forth information as of May 13, 2008 regarding the ownership of our common stock by:

▪

each person who is known by us to own more than 5% of our shares of common stock; and

▪

each named executive officer, each director and all of our directors and executive officers as a group.

The number of shares beneficially owned and the percentage of shares beneficially owned are based on 49,916,664 shares of common stock outstanding as of May 13, 2008.

Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. Shares subject to options that are exercisable within 60 days following May13, 2008 are deemed to be outstanding and beneficially owned by the optionee for the purpose of computing share and percentage ownership of that optionee but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
DIRECTORS AND EXECUTIVE OFFICERS
Common Stock	Alan D. Branham 600 Lola Street, Suite 10 Helena, Montana 59601	792,500(2)	1.57%
Common Stock	Doris Meyer Unit 1 – 15782 Marine Drive White Rock, BC V4B 1E6	116,666 (3)	0.23%
Common Stock	Brian J. McAlister 7225 Blenheim Street Vancouver, BC V6N 1S2	341,000 (4)	0.69%
Common Stock	Brian E. Bayley 300 – 570 Granville Street Vancouver, BC V6C 3P1	343,250 (5)	0.68%

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Common Stock	George T. Hawes 49 Central Drive Pandome, NY 11030	3,819,300 (6)	7.59%
Common Stock	William M. Sheriff 3518 Earl Avenue PO Box 2854 Durango, CO 81302	1,948,930 (7)	3.88%
Common Stock	William A. Lupien 6323 Dewey Drive Coeur D’Alene, Idaho 83814-7918	1,190,653 (8)	2.38%
Total		8,414,299	2.39%
5% SHAREHOLDERS
Common Stock	George T. Hawes 49 Central Drive Pandome, NY 11030	3,819,300 (6)	7.59%
Common Stock	Barrick Gold Corporation BCE Place, Canada Trust Tower 161 Bay Street, Suite 3700 Toronto, ON M5J 2S1	4,500,000	9.01%
Common Stock	Heartland Advisors, Inc. William J. Masgovitz 789 North Water Street Milwaukee, WI 53202	2,500,000	5.00%
Common Stock	Gilder, Gagnon, Howe & Co. LLC 1775 Broadway, 26th Floor New York, NY 10019	3,421,410(9)	6.9%

(1)

The information as to securities beneficially owned or over which a director or officer will exercise control or direction, not being within the knowledge of Midway, has been furnished by the respective directors and officers individually based on shareholdings in Midway as of May 13, 2008.  All percentages are based on common shares issued and outstanding as of May 13, 2008.

(2)

Includes 100,000 common shares and 692,500 common shares issuable upon the exercise of options within 60 days of May 13, 2008.

(3)

Includes no common shares and 116,666 common shares issuable upon the exercise of options within 60 days of May 13, 2008.

(4)

Includes 191,000 common shares and 150, 000 common shares issuable upon the exercise of options within 60 days of May 13, 2008.

(5)

Includes 118,250 common shares and 225,000 common shares issuable upon the exercise of options within 60 days of May 13, 2008.

(6)

Includes 3,394,300 common shares and 425,000 common shares issuable upon the exercise of options within 60 days of May 13, 2008.

(7)

Includes 1,682,930 common shares, 63,000 common shares issuable upon the exercise of share purchase warrants within 60 days of May 13, 2008 and 203,000 common shares issuable upon the exercise of options within 60 days of May 13, 2008.  21,280 of the common shares are held directly by Platoro West Inc., of which Mr. Sheriff is a principal and over which Mr. Sheriff has voting power and control.

(8)

Includes 1,015,653 common shares and 175,000 common shares issuable upon the exercise of options within 60 days of May 13, 2008.   815,536 common shares are held by Kudu Partners, LP, a private company owned as to 4.531% by Mr. Lupien and the balance by other shareholders.  Mr. Lupien may be considered to jointly exercise control and direction over these Kudu Partners, LP shares.

(9)

The shares include 3,351,235 common shares held in customer accounts over which the partners and/or employees of Gilder, Gagnon, Howe & Co. LLC (the “Reporting Person”) have discretionary authority to dispose of or direct the disposition of the common shares, 23,275 common shares held in accounts owned by partners of the Reporting Person and their families, and 46,900 common shares held in the account of the profit-sharing plan of the Reporting Person.

We have no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change of control.

We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

As of May 13, 2008, we had approximately 97 shareholders of record of our common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTION AND DIRECTOR INDEPENDENCE

Other than disclosed below, there are no material interests, direct or indirect, of current directors, executive officers, or any shareholder who beneficially owns, directly or indirectly, more than ten percent of the outstanding common shares, or any known associates or affiliates of such persons, in any transaction within the last three years or in any proposed transaction which has materially affected or would materially affect the Company.

Administrative Services

The Company entered into a Contracting Agreement with Golden Oak Corporate Services (“Golden Oak”), a company wholly-owned by Doris Meyer, Chief Financial Officer and Corporate Secretary of the Company on December 1, 2006.  Golden Oak provides various consulting and administrative management services and receives a monthly payment of $7,500 with a provision for one-time fees for additional services of a non-recurring nature.  Golden Oak was paid or accrued $110,000 for the year ended December 31, 2007.

Other

As disclosed above under the section titled “Executive Compensation”, we granted options to purchase shares of our common stock to our officers and directors under our Stock Option Plan during the year ended December 31, 2007.

Director Independence

We had six directors as of December 31, 2007, including five independent directors:

▪

Alan D. Branham;

▪

Brian J. McAlister (independent);

▪

George T. Hawes (independent);

▪

Brian E. Bayley (independent);

▪

William M. Sheriff (independent); and

▪

William Lupien (independent).

The Company’s Board of Directors has determined that Brian J. McAlister, Brian E. Bayley, George T. Hawes, William M. Sheriff and William Lupien are independent directors of the Company based on the definition of independence under the rules of the American Stock Exchange.

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF AUDITOR and AUTHORIZATION TO FIX REMUNDERATION OF AUDITOR

What am I voting on?

The Audit Committee has selected KPMG LLP to be its independent registered accounting firm for the fiscal year ending December 31, 2008.

This proposal seeks ratification of the appointment of KPMG LLP and seeks authorization for the Board of Directors to fix the remuneration to be paid to KPMG LLP.

The Board of Directors recommends a vote FOR the ratification of the appointment of KPMG LLP and authorization to fix the remuneration to be paid to KPMG LLP.

INFORMATION ON INDEPENDENT REGISTERED ACCOUNTING FIRM

KPMG LLP, Chartered Accountants, was first appointed auditor of the Company on March 3, 1998. Unless otherwise instructed, the proxies given to Management pursuant to this solicitation will be voted for the reappointment of KPMG LLP, Chartered Accountants, as auditor of the Company to hold office until the close of the next annual meeting of the Company, at a remuneration to be fixed by the directors of the Company.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

	Year ended December 31, 2007 ($)	Year ended December 31, 2006 ($)
Audit Fees	84,575	48,000
Audit Related Fees	109,500	Nil
Tax Fees	13,540	19,090
All Other Fees	Nil	Nil

“Audit Fees” are the aggregate fees billed by KPMG LLP for the audit of the Company’s annual financial statements and attestation services that are provided in connection with statutory and regulatory filings or engagements.

“Audit Related Fees” are fees billed by KPMG LLP for Parker, Julie D. professional services in connection with the filing of the US registration document for the Company and the filing of the Pan-Nevada information circular.

“Tax Fees” are fees for professional services rendered by KPMG LLP for tax compliance, tax advice on actual or contemplated transactions.

PROPOSAL 4 – RENEWAL OF STOCK OPTION PLAN

What am I voting on?

This proposal seeks authorization to renew the Company’s Stock Option Plan.

INFORMATION ON STOCK OPTION PLAN

The Company adopted its current stock option plan (the "Stock Option Plan") in 2003. The Board of Directors amended the Stock Option Plan on May 12, 2008 to add an appendix called the 2008 Stock Incentive Plan for United States Resident Employees (the “U.S. Plan”) to supplement and be a part of the 2008 Stock Option Plan.  The purpose of the U.S. Plan is to enable the Company to grant Incentive Stock Options, as that term is used in Section 422 of the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder to qualifying employees who are citizens or residents of the United States of America. This does not change the aggregate number of options that can be granted pursuant to the 2008 Stock Option Plan. The purpose of the 2008 Stock Option Plan is to allow the Company to grant options to directors, officers, employees and consultants, as additional compensation, and as an opportunity to participate in the success of the Company. The granting of such options is intended to align the interests of such persons and those of the shareholders. Options will be exercisable over periods of up to 10 years as determined by the Board of Directors of the Company and are required to have an exercise price no less than the market price prevailing on the date the option is granted less applicable discount, if any, permitted by the policies of the TSX Venture Exchange and approved by the Board of Directors. Market price means the last closing price per share on the TSX Venture Exchange on the trading day immediately precedent the day on which the Company announces the grant of the option or, if the grant is not announced, on the date of grant.

Pursuant to the 2008 Stock Option Plan, the Board of Directors may from time to time authorize the issue of options to directors, officers, employees and consultants of the Company and its subsidiaries or employees or companies providing management or consulting services to the Company or its subsidiaries. The principal features of the 2008 Stock Option Plan are as follows:

1.

The maximum number of common shares to be issued pursuant to the 2008 Stock Option Plan shall not exceed 10% of the issued and outstanding shares of the Company at the time of the stock option grant.

2.

Subject to adjustment as provided in the U.S. Plan appended to and forming part of the 2008 Stock Option Plan, the aggregate number of common shares that may be issued under the U.S. Plan shall be 3,000,000; provided , however , that the aggregate number of common shares authorized under the U.S. Plan for use in granting Incentive Stock Options shall, at all times, be a part of and subject to the limitations set forth in the 2008 Stock Option Plan, and shall be adjusted proportionately to reflect any adjustments to the number of shares authorized under the Stock Option Plan.

3.

The maximum number of shares under option to the benefit of one person under the 2008 Stock Option Plan may not exceed 5%, on an annual basis, of the total of the issued and outstanding shares of the Company (on an undiluted basis) at the time of grant (in the case of a consultant, the annual maximum is 2%).

4.

If the holder of the option is engaged in investor relation activities for the Company, the total number of shares under option may not exceed 2% of the total of the issued and outstanding share capital of the Company (on an undiluted basis) at the time of grant.

5.

The options granted will have a maximum term of ten years from the date of grant. The option is non-assignable and non-transferable.

6.

If an optionee ceases to be employed by the Company (other than as a result of termination with cause) or ceases to act as director or officer of the Company, any option held by such optionee may be exercised within 90 days after the date that such optionee ceases to be employed by the Company or ceases to act as director or officer of the Company, as the case may be, or within 30 days if the optionee is engaged in investor relation activities and ceases to be employed to provide investor relation activities.

7.

In the event of death of an optionee, the optionee's heirs or administrators may exercise any portion of that outstanding option up to a period of one year from the date of the optionee's death for the termination date of the option, whichever is earlier.

8.

Any common shares subject to an option which for any reason are cancelled or terminated without having been exercised shall again be available for grant under the 2008 Stock Option Plan.

As at May 13, 2008, options to acquire an aggregate of 3,726,500 common shares of the Company have been granted and continued under the 2008 Stock Option Plan. The full text of the 2008 Stock Option Plan is available for review at the Company's office located at Unit 1 – 15782 Marine Drive, White Rock, British Columbia during regular business hours before the Meeting and at the Meeting.

The directors of the Company believe that passing of the following resolution is in the best interest of the Company and recommend that shareholders of the Company vote in favour of the resolution.

PROXIES RECEIVED IN FAVOUR OF MANAGEMENT WILL BE VOTED IN FAVOUR OF THE FOLLOWING RESOLUTIONS, UNLESS THE SHAREHOLDER HAS SPECIFIED IN THE PROXY THAT HIS OR HER SHARES ARE TO BE VOTED AGAINST SUCH RESOLUTIONS.

The 2008 Stock Option Plan may be administered by the Company's secretary or such other senior officer or employee as may be designated by the Board from time to time. Upon the approval of the 2008 Stock Option Plan by the Company's shareholders, shareholder approval will not be required or sought on a case by case basis for the purpose of the granting of options to and the exercise of options by employees of the Company regularly employed on a full-time basis or part-time basis, director of the Company and persons who perform services for the Company on an ongoing basis or who have provided, or are expected to provide, services of value to the Company.

TSX Venture Exchange Policy 4.4 requires that the Stock Option Plan be approved by the affirmative vote of a majority of the votes cast at the Meeting. Accordingly, the shareholders of the Company will be requested to approve the following ordinary resolution:

"RESOLVED THAT:

1.

the Company's 2008 Stock Option Plan, which makes up to 10% of the issued and outstanding shares of the Company available for issuance thereunder, as described in the Company's Proxy Statement dated May 13, 2008, is hereby ratified and approved;

2.

the Company be authorized to grant options pursuant and subject to the terms and conditions of the 2008 Stock Option Plan, entitling the option holders to purchase up to that number of common shares that is equal to 10% of the issued and outstanding share capital of the Company at the time of the grant; and

3.

any one director or officer of the Company, be and he is hereby authorized and directed to do all such acts and things and to execute and deliver under the corporate seal or otherwise all such deeds, documents, instruments and assurances as in his opinion may be necessary or desirable to give effect to the foregoing resolutions and to complete all transactions in connection with the implementation of the 2008 Stock Option Plan."

OTHER MATTERS

Management of the Company knows of no other matters to come before the Meeting other than as set forth above and in the Notice of Meeting. Should any other matters properly come before the Meeting, the shares represented by the proxies solicited hereby will be voted on such matters in accordance with the best judgment of the person voting by proxy.

ADDITIONAL INFORMATION

You may obtain additional financial information about Midway in our Annual Report containing the comparative Financial Statements and Management’s Discussion and Analysis for the year ended December 31, 2007, by completing the enclosed Financial Statement Request Form, which is being mailed with this Circular.  Additional copies may be obtained without charge upon request to us at Unit 1 – 15782 Marine Drive, White Rock, B.C., Canada V4B 1E6 - telephone (604) 536-2711; fax (604) 536-2788.  You may also access our disclosure documents through the Internet on the Canadian System for Electronic Document Analysis and Retrieval (SEDAR) at www.sedar.com or at www.sec.gov or the Company’s website at www.Midwaygold.com.

BOARD APPROVAL

The contents of this Proxy Statement have been approved and its mailing has been authorized by the Board of Directors of the Company.

DATED at Vancouver, British Columbia, this 13th day of May 2008.

BY ORDER OF THE BOARD OF DIRECTORS

MIDWAY GOLD CORP.

“Alan J. Branham”

President and Director

SCHEDULE “A”

Midway Gold Corp.

Audit Committee Charter

I.

MANDATE

The Audit Committee (the "Committee") of the Board of Directors (the "Board") of MIDWAY GOLD CORP. ("Midway" or the “Company”) shall assist the Board in fulfilling its financial oversight responsibilities. The Committee's primary duties and responsibilities under this mandate are to serve as an independent and objective party to monitor:

1)

The quality and integrity of Midway's financial statements and other financial information;

2)

The compliance of such statements and information with legal and regulatory requirements;

3)

The qualifications and independence of Midway's independent external auditor (the "Auditor"); and

4)

The performance of Midway's internal accounting procedures and Auditor.

II.

STRUCTURE AND OPERATIONS

A.

 Composition

The Committee shall be comprised of three or more members, at least one of whom is financially sophisticated, in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer, other senior officer with financial oversight responsibilities.

B.

Qualifications

Each member of the Committee must be a member of the Board.

The Committee will have at least three members, each of whom:

1)

Satisfies the independence standards specified in Section 121A of the AMEX Company Guide and Rule 10A-3 under the Securities Exchange Act of 1934;

2)

Must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and

3)

Is able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement.

C.

Appointment and Removal

In accordance with the By-Laws of Midway, the members of the Committee shall be appointed by the Board and shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. Any member of the Committee may be removed, with or without cause, by a majority vote of the Board.

1

D.

Chair

Unless the Board shall select a Chair, the members of the Committee shall designate a Chair by the majority vote of all of the members of the Committee. The Chair shall call, set the agendas for and chair all meetings of the Committee.

E.

Sub-Committees

The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that a decision of such subcommittee to grant a pre-approval shall be presented to the full Committee at its next scheduled meeting.

F.

 Meetings

The Committee shall meet at least once in each fiscal quarter, or more frequently as circumstances dictate. The Auditor shall be given reasonable notice of, and be entitled to attend and speak at, each meeting of the Committee concerning Midway's annual financial statements and, if the Committee feels it is necessary or appropriate, at every other meeting. On request by the Auditor, the Chair shall call a meeting of the Committee to consider any matter that the Auditor believes should be brought to the attention of the Committee, the Board or the shareholders of Midway.

At each meeting, a quorum shall consist of a majority of members that are not officers or employees of Midway or of an affiliate of Midway.

As part of its goal to foster open communication, the Committee may periodically meet separately with each of management and the Auditor to discuss any matters that the Committee or any of these groups believes would be appropriate to discuss privately. In addition, the Committee should meet with the Auditor and management annually to review Midway's financial statements in a manner consistent with Section III of this Charter.

The Committee may invite to its meetings any director, any manager of Midway, and any other person whom it deems appropriate to consult in order to carry out its responsibilities. The Committee may also exclude from its meetings any person it deems appropriate to exclude in order to carry out its responsibilities.

III.

DUTIES

A.

Introduction

The following functions shall be the common recurring duties of the Committee in carrying out its purposes outlined in Section I of this Charter. These duties should serve as a guide with the understanding that the Committee may fulfill additional duties and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time related to the purposes of the Committee outlined in Section I of this Charter.

The Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern which the Committee in its sole discretion deems appropriate for study or investigation by the Committee.

The Committee shall be given full access to Midway's internal accounting staff, managers, other staff and Auditor as necessary to carry out these duties. While acting within the scope of its stated purpose, the Committee shall have all the authority of, but shall remain subject to, the Board.

B.

Powers and Responsibilities

The Committee will have the following responsibilities and, in order to perform and discharge these responsibilities, will be vested with the powers and authorities set forth below, namely, the Committee shall:

2

Related Party Transactions

1)

To comply with Section 120 of the AMEX Company Guide, the Audit Committee of the Board of Directors shall be required to approve all related party transactions, including any transaction between the Company and any officer, director or 10% shareholder.

Independence of Auditor

2)

Review and discuss with the Auditor any disclosed relationships or services that may impact the objectivity and independence of the Auditor and, if necessary, obtain a formal written statement from the Auditor setting forth all relationships between the Auditor and Midway, consistent with independence standards established by the Canadian Institute of Chartered Accountants.

3)

Take, or recommend that the Board take, appropriate action to oversee the independence of the Auditor.

4)

Require the Auditor to report directly to the Committee.

5)

Review and approve Midway's hiring policies regarding partners, employees and former partners and employees of the Auditor and former independent external auditor of Midway.

Performance & Completion by Auditor of its Work

6)

Be directly responsible for the oversight of the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company (including resolution of disagreements between management and the Auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

7)

Review annually the performance of the Auditor and recommend the appointment, compensation or retention of the Auditor.

8)

Provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the board of directors, for payment of:

(a)

compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

(b)

compensation to any advisers employed by the Committee; and

(c)

ordinary administrative expenses of the Committee that is necessary or appropriate in carrying out its duties.

9)

Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for Midway by the Auditor unless such non-audit services:

(a)

which are not pre-approved, are reasonably expected not to constitute, in the aggregate, more than 5% of the total amount of revenues paid by Midway to the Auditor during the fiscal year in which the non-audit services are provided;

(b)

were not recognized by Midway at the time of the engagement to be non-audit services; and

(c)

are promptly brought to the attention of the Committee by Midway and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Committee.

Internal Financial Controls & Operations of Midway

3

10)

Establish procedures for:

(a)

the receipt, retention and treatment of complaints received by Midway regarding accounting, internal accounting controls, or auditing matters; and

(b)

the confidential, anonymous submission by employees of Midway of concerns regarding questionable accounting or auditing matters.

Preparation of Financial Statements

11)

Discuss with management and the Auditor significant financial reporting issues and judgments made in connection with the preparation of Midway's financial statements, including any significant changes in Midway's selection or application of accounting principles, any major issues as to the adequacy of Midway's internal controls and any special steps adopted in light of material control deficiencies.

12)

Discuss with management and the Auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding Midway's financial statements or accounting policies.

13)

Discuss with management and the Auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on Midway's financial statements.

14)

Discuss with management Midway's major financial risk exposures and the steps management has taken to monitor and control such exposures, including Midway's risk assessment and risk management policies.

15)

Discuss with the Auditor the matters required to be discussed relating to the conduct of any audit, in particular:

(c)

The adoption of, or changes to, Midway's significant auditing and accounting principles and practices as suggested by the Auditor, internal auditor or management.

(d)

The management inquiry letter provided by the Auditor and Midway's response to that letter.

(e)

Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

Public Disclosure by Midway

16)

Review Midway's annual and quarterly financial statements, management discussion and analysis (MD&A) and earnings press releases before the Board approves and Midway publicly discloses this information.

17)

Review Midway's financial reporting procedures and internal controls to be satisfied that adequate procedures are in place for the review of Midway's public disclosure of financial information extracted or derived from its financial statements, other than disclosure described in the previous paragraph, and periodically assessing the adequacy of those procedures.

18)

Review disclosures made to the Committee by Midway's Chief Executive Officer and Chief Financial Officer during their certification process of Midway's financial statements about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in Midway's internal controls.

4

Manner of Carrying Out its Mandate

19)

Consult, to the extent it deems necessary or appropriate, with the Auditor but without the presence of management, about the quality of Midway's accounting principles, internal controls and the completeness and accuracy of Midway's financial statements.

20)

Request any officer or employee of Midway or Midway's outside counsel or Auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

21)

Meet, to the extent it deems necessary or appropriate, with management, any internal auditor and the Auditor in separate executive sessions at least quarterly.

22)

Have the authority, to the extent it deems necessary or appropriate, to retain special independent legal, accounting or other consultants to advise the Committee.

23)

Make regular reports to the Board.

24)

Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

25)

Annually review the Committee's own performance.

26)

Provide an open avenue of communication among the Auditor, Midway's financial and senior management and the Board.

27)

Not delegate, other than to one or more independent members of the Committee, the authority to pre-approve, which the Committee must ratify at its next meeting, non-audit services to be provided by the Auditor.

C.

Limitation of Audit Committee's Role

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that Midway's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the Auditor.

Approved by the Board of Directors on December 7, 2007

5

May 13, 2008

Dear Midway Shareholder:

2007 was a year of tremendous growth and exploration success.  We completed over 160,000 feet of drilling in 2007 making us for the third year in a row the most aggressive explorers in the junior sector in Nevada. This program rewarded us with some very significant gold discoveries and expanded our gold resource base. We are creating a company that has a pipeline of 100% owned projects from the 65 square miles of land we control on the major gold trends in Nevada. Our pipeline has projects in the earliest stages of exploration to the near-term development to production of the Midway project.  Our goal is to become a mid-tier gold producer within the next few years.

In 2007 we drilled 177 holes at the Spring Valley project bringing the total drilled there to 400.  In January 2008 we announced the significant increase of the inferred gold resource estimate at Spring Valley to 50.6 million tons grading 0.0196 ounces per ton gold containing 992,152 ounces.  In 2008 our 90,000 + ft program utilizing four drill rigs will focus in and around the resource, but up to 30% of the program will step-out into new targets developed on our 17 square mile land package.

We completed the acquisition of Pan Nevada Gold Corporation on April 16, 2007 and by April 23rd we were drilling on the Pan project. We completed 113 holes in 2007 with 110 of the holes drilled on nine new targets outside the known resource. Significant gold was discovered in multiple holes in four of those new areas: Boulders, Nana, Barite, and Wendy. We also expanded the land holdings at Pan by staking and we currently hold over 15 square miles of prospective land.  We collected over 6000 geochemical samples on the project so far and have identified several untested anomalies south and west of the known resources. In 2008 over 130 holes are planned on the Pan project to: 1) test the expansion of the North Pan resource at depth, 2) delineate the extent and grade of gold in the Boulders, Nana, Barite, and Wendy areas, and 3) test several new targets identified by geophysical and geochemical work.

On the Midway project, we have submitted a plan of operations to the Bureau of Land Management to construct an underground exploration decline.  This 3,000 foot inclined decline and associated development work will allow us to take a 50,000 ton bulk sample from three of the high-grade veins in the Discovery and Dauntless vein area for processing and metallurgical work.  The results of this sample will determine the average grade of the veins.  Gold recovered from the sample will partially, or more than, offset the cost of development of the decline.   Over 56 high-grade veins have been identified in and around the Discovery zone which could be explored and developed from this underground platform. Should results of the bulk sample lead to a production decision it is important to know that no additional permits would be required to mine. Since January 2008 we have completed 21 holes necessary to test the hydrology and geotechnical characteristics of the rock along the decline and underground development area.  In addition metallurgical tests results show a combined gravity and cyanide leaching circuit recovers 94.1% of the gold in the sample.  We hope to receive approval for the permit in 2008 and, pending financing, we may begin construction in early 2009.

Midway has continued to look for opportunities for discovery and growth for their shareholders. In November 2007 we leased the Burnt Canyon claim block near Lovelock, Nevada. This property has strong gold values in rock and soil samples over a half square mile in volcanic tuffs, which represents a large untested gold system. Drilling is planned later this summer. The claim block at the Afgan project, in Nevada was expanded to 5 square miles and seven holes were drilled in December 2007. Four of the holes encountered significant gold which identified a target area of over 3 square miles with good potential. Drilling is also planned in 2008 to follow-up at Afgan. The Monte project in the southern end of the Battle Mountain Cortez gold trend was expanded to 12 square miles and renamed the Gold Rock project. The property now includes the old EZ Junior gold mine which produced 70,000 ounces in the early 1990’s. In the first quarter 2008 we drilled four holes in the Thunder Mountain project six miles south of the Midway project with two holes intercepting significant gold intercepts.  These early stage projects represent additional discovery potential that will fuel future growth in the Midway project pipeline.

Multiple discoveries and emerging new resources along the stable and prolific gold trends in Nevada represent a significant and unique opportunity to shareholders to participate in the dynamic growth that most companies rarely see. Our dual listing on the American Stock Exchange in January provides more access to the US equity markets. Midway’s well rounded technical team includes professional’s expert in mining, exploring, marketing, and environmental and permitting issues.

The continued support and interest by the world’s largest gold miner, Barrick Gold Corporation, is a strong endorsement to the quality and type of results produced by the Midway team. With our proven track record of progress and an aggressive plan to expand the resources and push an underground decline into the Midway gold zone, we hope that 2008 will be the best year on record for Midway shareholders.

/s/ Alan Branham

Alan Branham

President and Chief Executive Officer

MIDWAY GOLD CORP.

Request for Financial Statements

National Instrument 51-102 provides shareholders with the opportunity to elect annually to receive (i) the annual financial statements and management’s discussion and analysis (MD&A) and/or (ii) the interim financial statements and MD&A of the Issuer.

These documents will be accessible under the Issuer profile of Midway Gold Corp. at www.sedar.com and on the Company’s web site at www.midwaygold.com. However, if you wish to receive these documents by mail, please check the applicable box below.

I wish to receive the Company’s 2008 annual report which includes the annual financial statements and MD&A

I wish to receive the Company’s quarterly reports for the 2008 financial year which include the interim financial statements and MD&A

COMPLETE AND RETURN THIS FORM TO:

Computershare  Investor Services Inc.

100 University Avenue, 9th Floor

Toronto, ON M5J 2Y1

NAME:

ADDRESS:

POSTAL CODE:

___________________________

I confirm that I am the BENEFICIAL owner of

 shares of the Issuer.

I confirm that I am the REGISTERED owner of

 shares of the Issuer.

SIGNATURE OF

SHAREHOLDER:

______________________________________ DATE:____________

CUSIP: 598153104

SCRIP COMPANY CODE:  MLGQ

MIDWAY GOLD CORP.

Computershare

Security Class

Holder Account Number

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Voting Instruction Form ("VIF") - Annual and Special Meeting to be held on June 17, 2008

NON-REGISTERED (BENEFICIAL) SHAREHOLDERS

1. We are sending to you the enclosed proxy-related materials that relate to a meeting of the holders of the series or class of securities that are held on your behalf by the intermediary identified above. Unless you attend the meeting and vote in person, your securities can be voted only by management, as proxy holder of the registered holder, in accordance with your instructions.
2. We are prohibited from voting these securities on any of the matters to be acted upon at the meeting without your specific voting instructions. In order for these securities to be voted at the meeting, it will be necessary for us to have your specific voting instructions. Please complete and return the information requested in this VIF to provide your voting instructions to us promptly.
3. If you wish to attend the meeting in person or appoint some other person or company, who need not be a shareholder, to attend and act on your behalf at the meeting, please insert your name(s) or the name of your chosen appointee in the space provided (please see reverse).
4. This VIF should be signed by you in the exact manner as your name appears on the VIF. If these voting instructions are given on behalf of a body corporate set out the full legal name of the body corporate, the name and position of the person giving voting instructions on behalf of the body corporate and the address for service of the body corporate.
5. If this VIF is not dated, it will be deemed to bear the date on which it is mailed by management to you.
6. **When properly signed and delivered, securities represented by this VIF will be voted as directed by you, however, if such a direction is not made in respect of any matter, the VIF will direct the voting of the securities to be made as recommended in the documentation provided by Management for the meeting.**
7. This VIF confers discretionary authority on the appointee to vote as the appointee sees fit in respect of amendments or variations to matters identified in the notice of meeting or other matters as may properly come before the meeting or any adjournment thereof.
8. Should you wish to receive a legal form of proxy, please write to Computershare at the address indicated above and one will be sent to you by mail. Please remember that a legal proxy is subject to all the terms and conditions that apply to proxies as outlined in the documentation provided by Management including any cut-off time for receipt.
9. Your voting instructions will be recorded on receipt of the VIF and a legal form of proxy will be submitted on your behalf.
10. By providing voting instructions as requested, you are acknowledging that you are the beneficial owner of, and are entitled to instruct us with respect to the voting of, these securities.
11. If you have any questions regarding the enclosed documents, please contact the Registered Representative who services your account.
12. This VIF should be read in conjunction with the accompanying documentation provided by Management.

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VIFs submitted must be received by 2:00 p.m., PDT on Friday, June 13, 2008.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-734-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com

If you vote by telephone or the Internet, DO NOT mail back this VIF.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may choose an appointee other than the Management appointees named on the reverse of this VIF. Instead of mailing this VIF, you may choose one of the two voting methods outlined above to vote this VIF.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER, HOLDER ACCOUNT NUMBER and ACCESS NUMBER listed below.

CONTROL NUMBER **HOLDER ACCOUNT NUMBER** **ACCESS NUMBER**

04MA08096.NOBO.E.SEDAR/000001/000001/i

Appointee(s)

I/We, being holder(s) of Midway Gold Corp. (the "Company") hereby appoint: Alan D. Branham, President and Chief Executive Officer, or failing this person, Brian J. McAlister, a Director of the Company,

OR

If you wish to attend in person or appoint someone else to attend on your behalf, print your name or the name of your appointee in this space (see Note #3 on reverse).

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of Midway Gold Corp. to be held at the Four Seasons Hotel, Strathcona Room, 791 West Georgia Street, Vancouver, British Columbia on 17th day of June, 2008 at 2:00 p.m. and at any adjournment thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Alan D. Branham	☐	☐	02. Brian J. McAlister	☐	☐	03. Brian Bayley	☐	☐
04. George T. Hawes	☐	☐	05. William M. Sheriff	☐	☐	06. William Lupien	☐	☐

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	For	Withhold
2. **Appointment of Auditors -** To re-appoint KPMG LLP as Auditor of the Company for the ensuing year and to authorize the Directors to fix the Auditor's remuneration.	☐	☐

	For	Against
3. **Stock Option Plan -** To approve renewal of the Company's 2008 Stock Option Plan.	☐	☐

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this VIF with signing capacity stated.

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Report - Mark this box if you would like to receive the Annual Report and accompanying Management's Discussion and Analysis by mail. ☐

Should you wish to receive a legal proxy, refer to Note #8 on reverse.

If you are not mailing back your VIF, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

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MIDWAY GOLD CORP.

Computershare
9th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Annual and Special Meeting to be held on June 17, 2008

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name appears on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 2:00 p.m., PDT on Friday, June 13, 2008.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by **Internet** are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER, HOLDER ACCOUNT NUMBER and ACCESS NUMBER listed below.

CONTROL NUMBER **HOLDER ACCOUNT NUMBER** **ACCESS NUMBER**

04MA08096.E.SEDAR/000001/000001/i

Appointment of Proxyholder

The undersigned shareholder ("Registered Shareholder") of Midway Gold Corp. (the "Company") hereby appoints: Alan D. Branham, President and Chief Executive Officer, or failing this person, Brian J. McAlister, a Director of the Company,

OR

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of Midway Gold Corp. to be held at the Four Seasons Hotel, Strathcona Room, 791 West Georgia Street, Vancouver, British Columbia on 17th day of June, 2008 at 2:00 p.m. and at any adjournment thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Alan D. Branham	☐	☐	02. Brian J. McAlister	☐	☐	03. Brian Bayley	☐	☐
04. George T. Hawes	☐	☐	05. William M. Sheriff	☐	☐	06. William Lupien	☐	☐

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	For	Withhold
2. **Appointment of Auditors -** To re-appoint KPMG LLP as Auditor of the Company for the ensuing year and to authorize the Directors to fix the Auditor's remuneration.	☐	☐

	For	Against
3. **Stock Option Plan -** To approve renewal of the Company's 2008 Stock Option Plan.	☐	☐

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Report - Mark this box if you would like to receive the Annual Report and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

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